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                                                                    EXHIBIT 99.2

    MEDUSA CORPORATION                                                     PROXY
    P. O. BOX 5668                          THIS PROXY IS SOLICITED ON BEHALF OF
    Cleveland, Ohio 44101                                 THE BOARD OF DIRECTORS

    The undersigned hereby appoints R. S. EVANS and G. E. UDING, JR. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the Common Shares of Medusa Corporation held of record by the undersigned on ----------------, 1998, at the Special Meeting of Shareholders to be held on ----------------, 1998, or any adjournment thereof.


-----   Please mark                   SHARES IN YOUR NAME   REINVESTMENT SHARES
 X      your votes as in
-----   this example.

1. Approve and Adopt the
   Agreement and Plan of
   Merger, the Merger and the
   Transactions Contemplated
   thereby.
                   [ ]       [ ]      [ ]
                   FOR     AGAINST   ABSTAIN
                                             [ ]   I Plan to Attend the Meeting.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, STATED ABOVE.

Signature ---------------------------------------- Dated

Signature ---------------------------------------- Dated
-------------

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
                                                              ------------------------------------------------------------
Please sign exactly as name appears above. When shares are    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
held by joint tenants, both should sign. When signing as       PROMPTLY USING THE ENCLOSED ENVELOPE.
attorney, executor, administrator, trustee or guardian,
please give full title as such. If a corporation, please      ------------------------------------------------------------
sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name
by authorized person.
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   RDV;IGM;4/1/98